United States
Securities and Exchange Commission
Washington, D.C. 20549
_______________________________
FORM 8-K
_______________________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 1, 2009	0-20525053
Date of Report (Date of earliest event reported)	Commission File Number

THEGLOBE.COM, Inc.
(Exact name of registrant as specified in its charter)

Delaware	14-1782422
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

110 East Broward Boulevard, Suite 1400
Fort Lauderdale, Florida 33301
(Address of Principal Executive Offices) (Zip Code)
(954) 769-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

On June 1, 2009, registrant was advised that on that same day its independent registered public accountants, Rachlin LLP, merged with Marcum LLP and began practicing in Florida as MarcumRachlin, a division of Marcum LLP (“MarcumRachlin”).  Marcum LLP is an independent public accounting firm registered with the Public Company Oversight Board.  Registrant considered the merger a resignation of Rachlin LLP as its certifying accountant. Neither the registrant’s audit committee nor its board of directors recommended or approved the resignation of Rachlin LLP.  On June 3, 2009, the registrant’s audit committee of the board of directors approved the decision to appoint MarcumRachlin as its certifying accountant.

Rachlin LLP’s reports on the registrant’s consolidated financial statements for both of the fiscal years ended December 31, 2007 and 2008 included explanatory paragraphs expressing substantial doubt about the registrant’s ability to continue as a going concern.  Such reports did not contain any other adverse opinion or a disclaimer of opinion, nor were they in any other way qualified or modified as to uncertainty, audit scope or accounting principles.

During the registrant’s two most recent fiscal years and all subsequent interim periods preceding Rachlin LLP’s resignation, there were: (1) no disagreements between the registrant and Rachlin LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Rachlin LLP would have caused Rachlin LLP to make reference to the subject matter of the disagreement in their reports on the registrant’s consolidated financial statements for such years.

During the registrant’s two most recent fiscal years and all subsequent interim periods preceding Rachlin LLP’s resignation, neither the registrant nor anyone on its behalf, consulted with Marcum LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K.

Registrant has provided MarcumRachlin, as successor to Rachlin LLP, a copy of the disclosures in this Form 8-K and MarcumRachlin furnished it with a letter addressed to the Securities and Exchange Commission stating whether or not MarcumRachlin agrees with the Company’s statements in this item 4.01.  A copy of the letter dated June 5, 2009 furnished by MarcumRachlin is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a)(b)(c) None

(d)  Exhibits

As set forth in Item 4.01, there is furnished herewith as Exhibit 16.1, a letter from MarcumRachlin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

theglobe.com, inc.

Dated: June 5, 2009	By:	/s/ Michael S. Egan, Chief Executive Officer
Michael S. Egan, Chief Executive Officer